Golf Ventures, Inc.
                  Pro Forma Consolidated Financial Information
                        Explanatory Headnote (Unaudited)

                                  Introduction

On August  25,  1997,  Golf  Ventures,  Inc.  (the  "Company")  entered  into an
Agreement and Plan of Reorganization (the "Agreement") with U.S. Golf Communities, Inc. ("U.S. Golf"). The closing of the transaction between the Company and U.S. Golf occurred on November 26, 1997. Under the terms of the agreement, the Company issued 6,672,578 shares of the Company's new Series D Convertible Preferred Stock in exchange for all of the common stock of U.S. Golf Communities, Inc. Each share of Series D Preferred Stock is convertible into four (4) shares of Common Stock of Golf Ventures, Inc. Prior to conversion, each share of Series D Preferred Stock has four (4) votes in any vote of common stockholders of the Company.

U.S. Golf Communities, Inc. is a recently formed company that immediately prior to its acquisition by Golf Ventures, Inc. issued its capital stock in exchange for the outstanding common stock and partnership interests in the following entities:

U.S. Golf Communities, Inc.               U.S. Golf (Cutter Sound), Inc.
Golf Communities  of America, Ltd.        Northshore Golf Partners, Ltd.
U.S. Golf Pinehurst Plantation, Ltd.      Northshore Development, Ltd.
U.S. Golf (Plantation), Inc.              Northshore U.S. Golf, Inc.
Wedgefield Limited Partnership            Montverde Properties, Ltd.
U.S. Golf (Wedgefield), Inc.              U.S. Golf (Montverde), Inc.
FSD Golf Club, Ltd.                       Montverde Investment Group, Ltd.
U.S. Golf (FSD), Inc.                     U.S. Golf Leasing Co., Inc.
Cutter Sound Development, Ltd.            U.S. Golf Services & Development, Inc.

In September 1997, certain debt holders exchanged their notes and accrued interest totaling approximately $12,466,000 for equity in U.S. Golf Communities, Inc. and related companies.

Since these entities were under common ownership and control, the acquisitions were accounted for in a manner similar to a pooling of interests, and their financial information is presented as if they were a single entity since inception.

Based on the controlling interest in Golf Ventures, Inc. obtained by U.S. Golf Communities, Inc. as a result of this transaction, the transaction will be accounted for as an acquisition of Golf Ventures, Inc. by U.S. Golf Communities, Inc. (a reverse acquisition in which U.S. Golf is considered the acquirer for accounting purposes).

The pro forma condensed consolidated balance sheets as of September 30, 1997 assume the transaction was consummated as of September 30, 1997, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and 1996 assume the transaction was consummated as of January 1, 1996.

The pro forma condensed consolidated financial statements may not be indicative of the actual results of the transactions. In particular, the pro forma condensed consolidated financial statements are based on management's current estimate of the allocation of the purchase price, the actual allocation of which may differ. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro form data.


                                                 Golf Ventures, Inc.
                                      Pro Forma Consolidated Balance Sheets
                                                September 30, 1997
                                                    (Unaudited)

                                       U.S. Golf         U.S. Golf            Golf
                                     Communities,        Pro Forma          Ventures,      Eliminating      Consolidated
                                        Inc.            Adjustments           Inc.           Entries         Pro Forma
                                        ----            -----------           ----           -------         ---------
Assets:
  Cash                               $      436,045     $               $      14,921       $              $     450,966
  Notes and accounts receivable             750,357                            57,948                            808,305
  Inventories                               127,683                                                              127,683
  Prepaid expenses                           80,637                                                               80,637
  Property and equipment, net             8,069,303                           145,809                          8,215,112
  Land under development                 24,025,179                        12,592,408                         36,617,587
  Deferred loan costs                        59,964                                                               59,964
  Goodwill                                3,377,755                                           1,448,326        4,826,081
  Other assets                              258,212                                                              258,212
  Investment in subsidiary                               5,191,605 (2)                       (5,191,605)               -
                                     --------------     ----------      -------------       -----------    -------------
                                     $   37,185,135     $5,191,605      $  12,811,086       $(3,743,279)   $  51,444,547
                                     ==============     ==========      =============       ===========    =============

              See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                                         Golf Ventures, Inc.
                                             Pro Forma Consolidated Balance Sheets
                                                         September 30, 1997
                                                            (Unaudited)

                                            U.S. Golf        U.S. Golf            Golf
                                           Communities,      Pro Forma          Ventures,      Eliminating     Consolidated
                                               Inc.         Adjustments            Inc.          Entries        Pro Forma
                                               ----         -----------            ----          -------        ---------
Liabilities and Stockholders' Equity:
  Accounts payable                        $ 3,010,421     $                   $   893,265     $                $ 3,903,686
  Accrued expenses                          6,329,110                             707,474                        7,036,584
  Loan costs payable                        1,410,658                                                            1,410,658
  Notes payable                            32,518,943                           7,467,068                       39,986,011
                                           ----------       ---------           ---------      ----------       ----------
Total liabilities                          43,269,132                           9,067,807                       52,336,939

Stockholders' equity (deficit)             (6,083,997)      5,191,605 (2)       3,743,279      (3,743,279)        (892,392)
                                           ----------       ---------           ---------      ----------         --------
                                          $37,185,135     $ 5,191,605         $12,811,086     $(3,743,279)     $51,444,547
                                          ===========     ===========         ===========     ===========      ===========

            See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                                    Golf Ventures, Inc
                              Pro Forma Consolidated Statement of Operations (Unaudited)
                                               Year Ended December 31, 1996

                                                        U.S. Golf            Golf
                                                      Communities,        Ventures,        Pro Forma       Consolidated
                                                           Inc.              Inc.         Adjustments        Pro Forma
                                                           ----              ----         -----------        ---------
Revenues                                               $ 8,170,970       $  274,000       $                 $ 8,444,970

Costs and expenses:
  Cost of sales                                          1,816,100          158,066                           1,974,166
  Operating expenses                                     9,542,050          860,289          144,833 (3)     10,547,172
                                                         ---------          -------          -------         ----------
                                                        11,358,150        1,018,355          144,833         12,521,338
                                                        ----------        ---------          -------         ----------

Loss from operations                                    (3,187,180)        (744,355)        (144,833)        (4,076,368)

Other income (expense):
  Interest expense                                      (4,182,476)         (10,142)         785,715(4)      (3,406,903)
  Other                                                   (493,632)          68,580                            (425,052)
                                                          --------           ------          -------           --------
                                                        (4,676,108)          58,438          785,715         (3,831,955)
                                                        ----------           ------          -------         ----------
Loss before minority interest                           (7,863,288)        (685,917)         640,882         (7,908,323)

Minority interest in loss of subsidiary                     68,111                -                              68,111
                                                            ------          -------          -------             ------
Net loss                                               $(7,795,177)      $ (685,917)      $  640,882       $ (7,840,212)
                                                       ===========       ==========       ==========       ============
Loss per share                                                                                             $       (.28)
                                                                                                           ============

Weighted average number of common shares outstanding                                                         28,489,495
                                                                                                             ==========

                   See accompanying headnote and notes to pro formaconsolidated financial statements (unaudited).

                                        Golf Ventures, Inc.
                      Pro Forma Consolidated Statement of Operations (Unaudited)
                                  Nine Months Ended September 30, 1997

                                                        U.S. Golf           Golf
                                                      Communities,         Ventures,      Pro Forma        Consolidated
                                                           Inc.              Inc.        Adjustments         Pro Forma
                                                           ----              ----        -----------         ---------

Revenues                                               $ 7,619,736       $  316,546        $                $ 7,936,282

Costs and expenses:
  Cost of sales                                          2,165,015          176,952                           2,341,967
  Operating expenses                                     7,341,269          924,150         108,625(3)        8,374,044
                                                         ---------          -------         -------           ---------

                                                         9,506,284        1,101,102         108,625          10,716,011
                                                         ---------        ---------         -------          ----------

Loss from operations                                    (3,886,548)        (784,556)       (108,625)         (2,779,729)

Other income (expense):
  Interest expense                                      (1,956,115)         (14,447)        766,286(4)       (3,204,276)
  Other                                                     19,268           33,963                              53,231
                                                            ------           ------         -------              ------

                                                        (3,936,847)          19,516         766,286          (3,151,045)
                                                        ----------           ------         -------          ----------

Net loss                                               $(5,823,395)      $ (765,040)      $ 657,661         $(5,930,774)
                                                       ===========       ==========       =========         ===========

Loss per share                                                                                              $      (.20)
                                                                                                            ===========

Weighted average number of common shares outstanding                                                         28,937,760
                                                                                                             ==========

                See accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                                       Golf Ventures, Inc.
                    Pro Forma Consolidated Statement of Operations (Unaudited)
                                 Nine Months Ended September 30, 1996

                                                        U.S. Golf             Golf
                                                        Communities,         Ventures,      Pro Forma        Consolidated
                                                            Inc.               Inc.        Adjustments        Pro Forma
                                                            ----               ----        -----------        ---------
Revenues                                                $  6,326,672       $   242,768      $                 $ 6,569,440

Costs and expenses:
  Cost of sales                                            1,509,500           174,758                          1,684,258
  Operating expenses                                       8,533,325         3,990,527        108,625 (3)      12,632,477
                                                           ---------         ---------        ------- --       ----------

                                                          10,042,825         4,165,285        108,625          14,316,735
                                                          ----------         ---------        -------          ----------

Loss from operations                                      (3,716,153)       (3,922,517)      (108,625)         (7,747,295)

Other income (expense):
  Interest expense                                        (2,399,554)                         549,921(4)       (1,849,633)
  Other                                                     (374,937)          120,501                           (254,436)
                                                            --------           -------        -------            --------

                                                          (2,774,491)          120,501        549,921          (2,104,069)
                                                          ----------           -------        -------          ----------

Loss before minority interest                             (6,490,644)       (3,802,016)       441,296          (9,851,364)

Minority interest in loss of subsidiary                       68,111                                               68,111
                                                              ------         ---------        -------              ------

Net loss                                                $ (6,422,533)      $(3,802,016)     $ 441,296         $(9,783,253)
                                                        ============       ===========      =========         ===========

Loss per share                                                                                                $      (.34)
                                                                                                              ===========

Weighted average number of common shares outstanding                                                           28,439,612
                                                                                                               ==========

Set accompanying headnote and notes to pro forma consolidated financial statements (unaudited).

                               Golf Ventures, Inc.
              Notes to Pro Forma Consolidated Financial Information
                                   (Unaudited)

1. Pro Forma Adjustments

The pro forma condensed consolidated balance sheet as of September 30, 1997 assumes the transaction was consummated as of September 30, 1997, and the pro forma condensed consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and 1996 assume the transaction was consummated as of January 1, 1996.

2. Acquisition of Golf Ventures, Inc.

The acquisition of U.S. Golf Communities, Inc. by Golf Ventures, Inc. will be accounted for as an acquisition of Golf Ventures, Inc. by U.S. Golf Communities, Inc. (a reverse acquisition in which U.S. Golf Communities, Inc. is considered the acquirer for accounting purposes). The purchase price for Golf Ventures, Inc. is computed by valuing the outstanding shares of common stock of Golf Ventures, Inc. (2,247,448 shares) at $2.31 or $5,191,605.

The purchase price for Golf Ventures, Inc. is anticipated to be allocated as follows:

         Fair value of assets acquired                         $12,811,086
         Excess of cost over net assets acquired                 1,448,326
                                                                 ---------

         Fair value of liabilities assumed                      14,259,412
                                                                 9,067,807
                                                                 ---------
         Total purchase price                                  $ 5,191,605
                                                               ===========

3. Amortization of Excess Cost over Fair Value of Assets Acquired

Reflects the amortization of excess cost over fair value of assets acquired over ten years.

4. Interest Expense

To remove interest expense on debt that was converted to equity.